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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         October 13, 1999
                                                 -------------------------------


                          HOLLYWOOD CASINO CORPORATION
                               HWCC-TUNICA, INC.
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          (Exact name of each Registrant as specified in its charter)



            DELAWARE                                         75-2352412
              TEXAS                    33-48887              75-2513808
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   (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)           File Number)        Identification No.)



Two Galleria Tower, Suite 2200, 13455 Noel Road, Dallas, Texas  75240
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                 (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code (972) 392-7777
                                                  ------------------------------



________________________________________________________________________________
        (Former name or former address, if changed since last report.)

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Item 2. Acquisition or Disposition of Assets

     On October 14, 1999, Hollywood Casino Corporation ("HCC") issued the press release attached as Exhibit 99.1 to this Form 8-K relating to its acquisition from third parties of management and consulting contracts on its Aurora and Tunica casino properties.

     The contracts were obtained through the acquisition for nominal consideration of Pratt Casino Corporation ("PCC"), an indirect wholly owned subsidiary of Greate Bay Casino Corporation ("GBCC"). Prior to December 31, 1996, GBCC was an approximately 80% owned subsidiary of HCC. On December 31, 1996, HCC distributed the common stock of GBCC owned by HCC to its shareholders. On May 25, 1999, PCC and certain of its wholly owned subsidiaries filed for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The acquisition of PCC by HCC was part of a restructuring of PCC and its subsidiaries under a plan of reorganization confirmed by the Bankruptcy Court on October 1, 1999. When acquired by HCC on October 13, 1999, PCC's assets consisted of its limited partnership interest in a management contract for HCC's casino in Aurora, Illinois and a consulting contract for HCC's casino in Tunica, Mississippi valued in the aggregate at approximately $40.3 million. PCC's liabilities consisted of an obligation in the amount of $40.3 million payable in satisfaction of certain notes issued by a PCC subsidiary and guaranteed by PCC which were in default. PCC's obligation was paid on October 14, 1999 with the portion of proceeds from HCC's issue of $360 million of Senior Secured Notes escrowed for such purpose.

Item 7.  Exhibits

Exhibit
Number         Description
------         -----------

99.1 Press release of Hollywood Casino Corporation, dated October 14, 1999, announcing the acquisition of management and consulting contracts.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HOLLYWOOD CASINO CORPORATION
                                             ----------------------------
                                                      Registrant


Date:        October 22, 1999                By: /s/  Charles F. LaFrano III
     ----------------------------------          -------------------------------
                                                      Charles F. LaFrano III
                                                    Vice President - Finance and
                                                    Principal Accounting Officer



                                                      HWCC-TUNICA, INC.
                                             -----------------------------------
                                                         Registrant

Date:        October 22, 1999                By: /s/  Charles F. LaFrano III
     ----------------------------------          -------------------------------
                                                      Charles F. LaFrano III
                                                           Vice President

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                               INDEX TO EXHIBITS



Exhibit
Number         Description
------         -----------

99.1 Press release of Hollywood Casino Corporation, dated October 14, 1999, announcing the acquisition of management and consulting contracts.

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